SUMMARY PROSPECTUS November 1, 2011

AllianceBernstein Market Neutral Strategy—Global

Ticker: Class A–AANNX; Class C–ANNCX; Advisor Class–ANNYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

PRO-0127-MNSG-1111

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies—Sales Charge Reduction Programs on page 21 of the Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page 75 of the Strategy’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares		Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	1.00%	(a)	None
Exchange Fee	None	None		None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	None
Other Expenses:
Transfer Agent	11.73%	11.57%	10.44%
Dividend Expense, Borrowing Costs and Brokerage Expense On Securities Sold Short	2.91%	3.15%	2.88%
Other Expenses	18.66%	18.85%	18.40%

Total Other Expenses	33.30%	33.57%	31.72%

Total Annual Strategy Operating Expenses Before Waiver	34.85%	35.82%	32.97%

Fee Waiver and/or Expense Reimbursement(b)	(30.33)%	(30.37)%	(28.79)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	4.52%	5.45%	4.18%

(a)	For Class C shares, the contingent deferred sales charge is 0% after the first year.

(b)	The fee waiver and/or expense reimbursement will remain in effect until November 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund’s fiscal year. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 2, 2013. No reimbursement payment will be made that would cause the Strategy’s total annualized operating expenses to exceed 1.60% on Class A Shares, 2.30% on Class C Shares and 1.30% on Advisor Class Shares excluding expenses associated with securities sold short, or to cause the Strategy’s total payments to exceed the Strategy’s total initial offering expenses.

Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class
After 1 Year	$859	$644	$420
After 3 Years	$5,712	$5,647	$5,338
After 5 Years	$8,101	$8,089	$7,890
After 10 Years	$10,022	$9,976	$10,108

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A	Class C	Advisor Class
After 1 Year	$859	$544	$420
After 3 Years	$5,712	$5,647	$5,338
After 5 Years	$8,101	$8,089	$7,890
After 10 Years	$10,022	$9,976	$10,108

Portfolio Turnover

The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance. During the most recent fiscal year, the Strategy’s portfolio turnover rate was 240% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Strategy seeks to limit global equities market risk by balancing “long” and “short” positions. To do this, the Strategy will buy, or take a long position in, equity securities of U.S. and non-U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds or ETFs, that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Strategy expects to allocate its investments among eight geographic “sleeves”, with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the United States; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

When the Strategy takes a long position, it purchases a stock outright. When the Strategy takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Strategy buys the same stock in the market at a later date and returns it to the lender. The Strategy will make money if the market price of the borrowed stock goes down and the Strategy is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Strategy will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategy may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Strategy’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy’s portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer’s fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the equity market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

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Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments.

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Short Sale Risk: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy). In contrast, the risk of loss from a long position is limited to the Strategy's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategy will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

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ETF Risk: ETFs are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

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Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION

No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Yun Chen	Since 2010	Vice President of the Adviser

Vadim Zlotnikov	Since 2010	Senior Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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